FOUNDATION 1.1 VARIABLE UNIVERSAL LIFE (FVUL 1.1)
                        VARIABLE UNIVERSAL LIFE 4 (VUL4)
                 PREMIER 1.1 VARIABLE UNIVERSAL LIFE (PVUL 1.1)
                   VARIABLE EXECUTIVE UNIVERSAL LIFE 2 (VEUL2)
                     ADVISOR VARIABLE UNIVERSAL LIFE (ADVUL)
                     ADVANCED VARIABLE UNIVERSAL LIFE (AVUL)



               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account A

                         Supplement dated March 27, 2007
                        to Prospectuses Dated May 1, 2006

This supplement will alter the prospectuses listed above in the following manner:

In the Fee Table, add: Children's Insurance Rider 2 with a current and guaranteed charge of $0.50 per $1,000 of children's insurance benefit.

Renumber current footnote x to xi. Replace current footnote numbered x in ADVUL; AVUL; VEUL2 and VUL4 under the Fee Table with the following footnote:

x Regardless of the number of children or their age, up through age 18.

Renumber current footnote xi to xii. Replace current footnote numbered xi in FVUL 1.1 and PVUL 1.1 under the Fee Table with the following footnote:

xi Regardless of the number of children or their age, up through age 18.


Under the Additional Benefits section of the FVUL 1.1; PVUL 1.1; ADVUL; AVUL VEUL2 AND VUL4 prospectuses, add the following paragraph:

Children's Insurance Rider 2: This rider can be selected at the time of application or added to an inforce policy. This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 18 years. They are covered until the Insured person reaches age 65 or the child reaches age 23, whichever is earlier.